EXHIBIT 99.1

       CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
                                  SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of A.M.S. Marketing, Inc. for the quarter ended September 30, 2002, I, Alfred M. Schiffrin, President, Chief Executive Officer and Chief Financial Officer of A.M.S. Marketing, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of A.M.S Marketing, Inc.



                                         /s/ Alfred M. Schiffrin
                                         --------------------------------------
                                         Alfred M. Schiffrin
                                         President, Chief Executive Officer and
                                         Chief Financial Officer

November 7, 2002